AMENDED SUPPLEMENTAL ANALYST PACKAGE 2007 First Quarter Earnings Conference Call
FINANCIAL HIGHLIGHTS
(dollars in thousands, except share data)

	Quarters Ended March 31,
	2007		Change	2006
Operating Data
Revenues	$168,007		(4.8%)	$176,407	(1)(2)
Adjusted EBITDA (3)	125,173		(0.4%)	125,630
Net income available to common stockholders	21,730		(7.1%)	23,384
FFO (3)	56,873		16.7%	48,739
Per diluted share and unit:
EPS	$0.23		(11.5%)	$0.26
FFO (3)	0.57		9.6%	0.52
Dividends per common share	0.50		8.7%	0.46

Ratios
Interest coverage (3)	3.3	x		3.0	x
Fixed charge coverage (3)	2.1	x		2.3	x
FFO payout	88%			88%

	As of
	March 31, 2007	December 31, 2006
Capitalization
AMB’s share of total debt (3)	$2,861,415	$3,088,624
Preferred equity	417,767	417,767
Market equity	6,113,297	5,531,113

Total capitalization	$9,392,479	$9,037,504

Ratios
AMB’s share of total debt-to-AMB’s share of total book capitalization (3) (4)	49.5%	55.8%
AMB’s share of total debt-to-AMB’s share of total market capitalization (3) (4)	30.5%	34.2%
Total common shares and units outstanding	103,985,326	94,371,491

(1)	Effective October 1, 2006, AMB deconsolidated AMB Alliance Fund III on a prospective basis.

(2)	Pro forma revenues for the quarter ended March 31, 2006 would have been $160,831, if AMB Institutional Alliance Fund III had been deconsolidated as of January 1, 2006.

(3)	See Supplemental Financial Measures Disclosures.

(4)	See Reporting Definitions.

AMENDED SUPPLEMENTAL ANALYST PACKAGE 2007 First Quarter Earnings Conference Call
CAPITALIZATION SUMMARY
As of March 31, 2007
(dollars in thousands, except share price)

	AMB	Joint	Unsecured
	Secured	Venture	Senior	Credit	Other	Total
Year	Debt (1)	Debt (1)	Debt	Facilities (2)	Debt	Debt
2007	$12,396	$45,300	$55,000	$—	$14,215	$126,911
2008	92,239	73,504	175,000	—	810	341,553
2009	6,234	118,813	100,000	—	873	225,920
2010	72,026	116,182	250,000	474,849	941	913,998
2011	6,335	190,622	75,000	—	1,014	272,971
2012	8,369	449,198	—	—	1,093	458,660
2013	42,682	59,714	175,000	—	65,920 (6)	343,316
2014	245,273	4,076	—	—	616	249,965
2015	2,199	18,780	112,491	—	664	134,134
2016	4,804	54,995	—	—	—	59,799
Thereafter	—	19,091	125,000	—	—	144,091

Sub-total	492,557	1,150,275	1,067,491	474,849	86,146	3,271,318
Unamortized premiums/(discount)	1,480	4,024	(10,305)	—	—	(4,801)

Total consolidated debt	494,037	1,154,299	1,057,186	474,849	86,146	3,266,517

AMB’s share of unconsolidated JV Debt (3) (5)	—	349,570	—	—	20,933	370,503

Total debt	494,037	1,503,869	1,057,186	474,849	107,079	3,637,020

JV partners’ share of consolidated JV debt (5)	—	(723,605)	—	—	(52,000)	(775,605)

AMB’s share of total debt (5)	$494,037	$780,264	$1,057,186	$474,849	$55,079	$2,861,415

Weighted average interest rate	4.9%	6.2%	6.2%	2.1%	6.7%	5.4%

Weighted average maturity (in years)	5.4	4.8	4.8	3.1	5.2	4.6

Market Equity
Security	Shares	Price	Value
Common Stock	99,319,253	$58.79	$5,838,979
LP Units	4,666,073	58.79	274,318

Total	103,985,326		$6,113,297

Preferred Stock and Units (4)
	Dividend	Liquidation
Security	Rate	Preference
Series D preferred units	7.18%	$79,767
Series I preferred units (7)	8.00%	25,500
Series J preferred units (7)	7.95%	40,000
Series K preferred units	7.95%	40,000
Series L preferred stock	6.50%	50,000
Series M preferred stock	6.75%	57,500
Series O preferred stock	7.00%	75,000
Series P preferred stock	6.85%	50,000

Weighted Average/Total	7.17%	$417,767

Capitalization Ratios
Total debt-to-total market capitalization (5)	35.8%
AMB’s share of total debt-to-AMB’s share of total market capitalization (5)	30.5%
Total debt plus preferred-to-total market capitalization (5)	39.9%
AMB’s share of total debt plus preferred-to-AMB’s share of total market capitalization (5)	34.9%

(1)	AMB secured debt includes debt related to European and Asian assets in the amount of $414.8 million and $47.5 million, respectively.

(2)	Represents three credit facilities with total capacity of approximately $1,182 million. Includes $342.5 million and $132.3 million in Yen and Canadian dollar based borrowings, respectively, translated to U.S. Dollars using the foreign exchange rates at March 31, 2007.

(3)	The weighted average interest and maturity for the unconsolidated JV debt were 4.3% and 5.3 years, respectively.

(4)	Exchangeable under certain circumstances by the unitholder and redeemable at the option of AMB after a specified non-call period, generally five years from issuance.

(5)	See Reporting Definitions and Supplemental Financial Measures Disclosures .

(6)	Maturity includes $65 million balance outstanding on a $65 million non-recourse credit facility obtained by AMB Partners II.

(7)	Callable as of March 31, 2007.

AMENDED SUPPLEMENTAL ANALYST PACKAGE 2007 First Quarter Earnings Conference Call
UNCONSOLIDATED AND CONSOLIDATED JOINT VENTURES (1)
As of March 31, 2007
(dollars in thousands)

										Original
		AMB’s			Gross			AMB’s	3rd Party	Planned		Estimated
	Geographic	Ownership	Square		Book	Property	Other	Net Equity	Equity	Gross		Investment
	Focus	Percentage	Feet (2)		Value (3)	Debt	Debt	Investment(8)	Committed	Capitalization		Capacity
Unconsolidated Joint Ventures

Co-Investment Operating Joint Ventures:

AMB Institutional Alliance Fund III	United States	21%	15,746,793		$1,469,392	$726,956	$—	$135,914	$553,900	$1,469,000	(4)	$257,000	(4)
AMB Japan Fund I (6)	Japan	20%	3,951,904		625,523	390,027	100,017	32,184	420,000	2,100,000		1,460,000
AMB-SGP Mexico	Mexico	20%	3,050,915		184,487	113,862	4,744	8,495	200,000	715,000		519,000

Total Co-Investment Operating Joint Ventures		20%	22,749,612		2,279,402	1,230,845	104,761	176,593	1,173,900	4,284,000		2,236,000
Co-Investment Development Joint Ventures:
AMB DFS Fund I	United States	15%	—		110,242	—	—	16,622	425,000	500,000		270,000
Other Industrial Operating Joint Ventures		53%	7,684,931	(5)	290,898	182,830	—	48,569	n/a	n/a		n/a

Total Unconsolidated Joint Ventures		24%	30,434,543		$2,680,542	$1,413,675	$104,761	$241,784	$1,598,900	$4,784,000		$2,506,000

Consolidated Joint Ventures

Co-Investment Operating Joint Ventures:

AMB Partners II	United States	20%	9,913,375		$683,609	$322,094	$65,000		$193,000	$580,000		$—
AMB Institutional Alliance Fund II	United States	20%	8,007,103		517,058	242,050	—		195,000	490,000		—
AMB-SGP	United States	50%	8,287,424		445,718	350,073	—		75,000	420,000		—
AMB-AMS	United States	39%	2,172,137		153,990	84,558	—		49,000	228,000		—
AMB Erie	United States	50%	821,712		52,643	20,459	—		50,000	200,000		—

Total Co-Investment Operating Joint Ventures		30%	29,201,751		1,853,018	1,019,234	65,000		$562,000	$1,918,000		$—

Co-Investment Development Joint Ventures:

AMB Partners II	United States	20%	n/a		343	—	—
AMB Institutional Alliance Fund II	United States	20%	n/a		4,256	—	—

Total Co-Investment Development Joint Ventures		20%	—		4,599	—	—

Total Co-Investment Joint Ventures		30%	29,201,751		1,857,617	1,019,234	65,000
Other Industrial Operating Joint Ventures		91%	2,871,846		252,773	64,498	—
Other Industrial Development Joint Ventures		88%	3,814,446		333,124	70,567	—

Total Consolidated Joint Ventures		44%	35,888,043		$2,443,514	$1,154,299	$65,000

Selected Operating Results
For the Quarter Ended March 31, 2007	Cash NOI (7)	Net Income	FFO (7)	Share of	Cash NOI (7)	Net Income	FFO (7)
Unconsolidated Joint Ventures	$41,702	$6,161	$20,872	AMB’s	$11,479	$2,113	$5,675

Consolidated Co-Investment Joint Ventures	$36,533	$5,648	$18,368	Partner’s	$26,768	$4,077	$15,881

(1)	See Joint Venture Partner Information.

(2)	For development properties, this represents estimated square feet upon completion for committed phases of development and renovation projects.

(3)	Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land.

(4)	The planned gross capitalization and investment capacity of AMB Institutional Alliance Fund III, as an open-end fund, is not limited. The planned gross capitalization represents the gross book value of real estate assets as of the most recent quarter end, and the investment capacity represents estimated capacity based on the Fund’s current cash and leverage limitations as of the most recent quarter end.

(5)	Includes investments in 7.4 million square feet of operating properties through AMB’s investments in unconsolidated joint ventures that it does not manage which it excludes from its owned and managed portfolio. See Reporting Definitions for the definition of owned and managed.

(6)	AMB Japan Fund I is a yen-denominated fund. U.S. dollar amounts are converted at the March 31, 2007 exchange rate.

(7)	See Supplemental Financial Measures Disclosures and Reporting Definitions.

(8)	AMB also has a 39% equity interest in G. Accion, a Mexican real estate company for approximately $37.6 million. G. Accion provides real estate management and development services in Mexico.

AMENDED SUPPLEMENTAL ANALYST PACKAGE 2007 First Quarter Earnings Conference Call
SUPPLEMENTAL INFORMATION FOR NET ASSET VALUE ANALYSIS (1)
(dollars in thousands)

For the Quarter Ended
March 31, 2007
AMB’s Share of cash basis NOI
Rental revenues	$162,082
Straight-line rents and amortization of lease intangibles	(2,715)
Property operating costs	(44,247)
JV Partners’ share of cash basis NOI (1) (2)	(27,337)
AMB’s share of transaction activity adjustments to NOI (1) (2) (3)	(2,451)
AMB’s share of unconsolidated JV’s cash basis NOI (1) (2)	11,479

Total AMB’s share of cash basis NOI (1) (2)	$96,811

Private capital income	$5,925

AMB’s share of land and development projects
AMB’s share of land held for future development (2) (4)	$399,818
AMB’s share of developments and renovations in process (2) (4)	$900,600
AMB’s share of development projects held for contribution or sale (2) (4)	$166,683
AMB’s share of assets contributed to private capital joint ventures (2) (4)	$12,454

AMB’s share of total debt and preferred securities (1) (2) (4)	$3,279,182

AMB’s share of select balance sheet items (owned and managed portfolio): (1) (2)
Cash and cash equivalents	$269,079
Mortgages and loans receivable	18,711
Accounts receivable (net) and other assets	262,052
Deferred rents receivable and deferred financing costs (net)	(72,325)
Accounts payable and other liabilities	(281,796)

AMB’s share of other assets and liabilities	$195,721

(1)	See Supplemental Financial Disclosures.

(2)	See Reporting Definitions for definitions of “AMB’s share of”, “JV Partner’s share of” and “owned and managed”, as applicable.

(3)	Transaction activity adjustments to NOI stabilizes NOI for acquisitions and development completions and removes NOI generated from in-progress developments, contributed developments, and projects held for sale or contribution.

(4)	See Development & Renovation Projects in Process, Development Projects Available for Sale or Contribution and Sold or Contributed Projects, Operating Property Contributions and Dispositions or Capitalization Summary and their respective footnotes for further information.

17